UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549


                          ________
                          FORM 8-K

                       CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report(Date of earliest event reported) February 14, 2002

                       LANDS' END, INC.
      (exact name of registrant as specified in its charter)





    DELAWARE                 1-9769              36-2512786
(State or other           (Commission         (I.R.S. Employer
  jurisdiction            File Number)         Identification
of incorporation)                                  Number)




 Lands' End Lane, Dodgeville, Wisconsin             53595
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number     608-935-9341
     including area code














                     INFORMATION INCLUDED IN THIS REPORT

Item 5.  Other Events.

         Attached as Exhibit 99 to this report is a news release issued on February 14, 2002, by Lands' End, Inc., announcing its raising of its earnings guidance for fiscal 2002, ended February 1, 2002.






















































					SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, its duly authorized officer and chief financial officer.



                                         LANDS' END, INC.



February 14, 2002                By: /S/ DONALD R. HUGHES
                                         Donald R. Hughes
                                         Senior Vice President &
                                         Chief Financial Officer





































										EXHIBIT 99

FOR IMMEDIATE RELEASE

			LANDS' END RAISES EARNINGS GUIDANCE
DODGEVILLE, Wis. ...   February 14, 2002 ...  Lands' End, Inc. (LE), the
direct merchant of classically styled apparel and home furnishings, is raising its earnings guidance for fiscal 2002, ended February 1, 2002. The company currently expects that diluted earnings per share for fiscal 2002 will be at least $2.20 versus the previously expected range of $2.11 to $2.18, as stated in mid-January, and last year's $1.14. This change in guidance is due primarily to stronger than expected January sales. Total revenue for the year just ended is up 7 percent from the prior year.

Fourth quarter earnings release
Lands' End will release its fourth quarter, year-end earnings report on March 14, 2002, before the market opens. A conference call and live audio web cast is scheduled at 9:30 a.m. CT, and a replay will be available.

Statement regarding forward-looking information
Statements in this release that are not historical, including, without limitation, statements regarding our plans, expectations, assumptions, and estimations for fiscal 2002 revenues, gross profit margin, and earnings, as well as anticipated sales trends and future development of our business strategy, are considered forward-looking and speak only as of today's date. As such, these statements are subject to a number of risks and uncertainties. Future results may be materially different from those expressed or implied by these statements due to a number of factors. Currently, we believe that the principal factors that create uncertainty about our future results are the following: customer response to our merchandise offerings, circulation changes and other initiatives; the mix of our sales between full price and liquidation merchandise; overall consumer confidence and general economic conditions, both domestic and foreign; effects of weather on customer purchasing behavior; effects of shifting patterns of e-commerce versus catalog purchases; costs associated with printing and mailing catalogs and fulfilling orders; dependence on consumer seasonal buying patterns; fluctuations in foreign currency exchange rates; and changes that may have different effects on the various sectors in which we operate (e.g., rather than individual consumers, the Business Outfitters division, included in the specialty segment, sells to numerous corporations, and certain of these sales are for their corporate promotional activities). Our future results could, of course, be affected by other factors as well. More information about these risks and uncertainties may be found in the company's 10-K filings with the S.E.C.

The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Contact Charlotte LaComb:  608-935-4835